Financial Results Financial Results Third Quarter 2012 Third Quarter 2012 Exhibit 99.1

Forward Looking Statements
The information contained in this presentation includes forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations and involve risks and uncertainties that may cause the Company's actual results to differ materially from any future results expressed or implied by such forward-looking statements. Factors that may cause such a difference include, but are not limited to (i) the rate of growth in the economy and employment levels, as well as general business and economic conditions;
(ii) changes in interest rates, as well as the magnitude of such changes; (iii) the fiscal and monetary policies of the federal government and its agencies; (iv) changes in federal bank regulatory and supervisory policies, including required levels of capital; (v) the relative strength or weakness of the consumer and commercial credit sectors and of the real estate markets in
Puerto Rico and the other markets in which borrowers are located; (vi) the performance of the stock and bond markets; (vii)
competition in the financial services industry; (viii) possible legislative, tax or regulatory changes; (ix) the impact of the Dodd-
Frank Act on our businesses, business practice and cost of operations; and (x) additional Federal Deposit Insurance
Corporation assessments. Other than to the extent required by applicable law,  the Company undertakes no obligation to publicly update or revise any forward-looking statement. Please refer to our Annual Report on Form 10-K for the year ended
December 31, 2011 and other SEC reports for a discussion of those factors that could impact our future results. The financial information included in this presentation for the quarter ended September 30, 2012 is based on preliminary unaudited data and is subject to change.

Highlights Q3 2012

Capital
Earnings
•
Net income totaled $47 million
•
Net interest margin of 4.37%; BPPR margin of 5.11%
•
Reaffirming 2012 net income guidance range of $210 million to $225 million
•
Non performing loans held for sale declined by $70 million from Q2;
down $151 million YoY
•
Non performing assets declined by $57 million from Q2; down $256 million YoY
•
Net charge offs declined for the fourth consecutive quarter to $96 million; lowest since Q1 2008
•
Strong capital ratios: Common Equity Tier One ratio at 12.72%
•
Well positioned to exceed current and proposed Basel III capital requirements
•
Tangible Book Value/Share at September 30, 2012: $32.15
Credit
(excluding covered loans)

Key Areas of Shareholder Focus
•
Reducing non-performing loans
Total NPLs held in portfolio down $187 million YTD
Mortgage:
–
Approximately 200 modifications per month in Puerto Rico mortgage portfolio, of which more than 75% percent are performing a year after
Commercial & Construction:
–
NPL HFS declined to $106 million from $472 million Q4 2010
–
Total NPL reduction of $260 million YTD
–
Continue to actively pursue loan sales that make economic sense
•
TARP repayment framework
No contractual maturity and no US Treasury “call”
Rate reset is not a consideration
–
December 2013 reset will have no material cost impact on earnings, as the effective interest expense is approximately 9% of the par value of $935 million
We will repay at appropriate time with least possible dilution
–
Could be series of partial payments, lump-sum or a secondary market transaction by the US Treasury

Credit
TARP

- **Premier franchise with #1 market position in most product categories and strong revenue generating capacity**
  - YTD gross revenue is $1.2 billion
  - YTD mortgage originations of $1.1 billion; increase of 10% vs. last year
- **Strong capital base relative to peers and regulatory requirements**
  - Common Equity Tier 1: 12.72%
  - Tier 1 Capital: 16.81%
  - Total Capital: 18.09%
- **Some assets potentially worth materially more than their book value**

POPULAR.

Fundamental Strengths

Puerto Rico
Franchise
Strong Capital
Base
Additional
Sources of
Value
EVERTEC: Book value of $62 million on 49% ownership; Adjusted EBITDA of $79.4 million for the first 6 months of 2012
BHD: Book value of $73 million on 20% ownership; approximately $100 million of net income in 2011
Covered loan portfolio: Westernbank transaction is treated as runoff portfolio with no value ascribed to more than 100,000 new customer relationships

Financial Results
(Unaudited)

In thousands, except per share amount Q3 2012 Q2 2012 Variance
Net interest income $343,426 $341,200 $2,226
Service fees & other oper. income
114,840 119,576 (4,736)
Gain (loss)  on sale of investments, loans & trading 7,576 (28,427) 36,003
Total revenues before FDIC income 465,842 432,349 33,493
FDIC loss-share (expense) income
(6,707) 2,575 (9,282)
Gross revenues
459,135 434,924 24,211
Provision for loan losses
(excluding covered loans)
83,589 81,743 1,846
Provision for loan losses
(covered WB loans)
22,619 37,456 (14,837)
Net revenues
352,927 315,725 37,202
Personnel costs
111,550 116,336 (4,786)
Other operating expenses
178,805 211,543 (32,738)
Total operating expenses
290,355 327,879 (37,524)
Income (loss) before tax
62,572 (12,154) 74,726
Income tax expense (benefit)
15,384 (77,893) 93,277
Net income $47,188 $65,739 ($18,551)
EPS $0.45 $0.63 ($0.18)
NIM 4.37% 4.33% 0.04%
Tangible book value per share (quarter end) $32.15 $31.74 $0.41
Market price (quarter end) $17.45 $16.61 $0.84

Capital

•
Ended Q3 at 12.72% CET1 with $1.8 billion excess capital over well capitalized threshold
•
Proposed Basel III regulations will reduce the rate of growth of our excess regulatory capital, but a dynamic simulation shows it should remain above the current excess level
•
Simulation assumptions: net income: $200 million annually in 2013-2015; no change in assets or NPLs; no dividends; capital rules implemented as proposed in NPRs
16.8%
0.0%
5.0%
10.0%
15.0%
20.0%
Q3 2012 Q2 2013 Q1 2014 Q4 2014 Q3 2015
Projected Tier 1
Tier 1 Well Capitalized
12.7%
0.0%
5.0%
10.0%
15.0%
20.0%
Q3 2012 Q2 2013 Q1 2014 Q4 2014 Q3 2015
Projected Common Equity  Tier 1
Common Equity Tier 1 Well Capitalized
18.1%
0.0%
5.0%
10.0%
15.0%
20.0%
Q3 2012 Q2 2013 Q1 2014 Q4 2014 Q3 2015
Projected Total Capital
Total Well Capitalized
$0
$1,000
$2,000
$3,000
$4,000
Q3 2012 Q2 2013 Q1 2014 Q4 2014 Q3 2015
Projected Excess Capital Over "Well
Capitalized"
Common Equity Tier 1 Tier 1 Total Q3 2012 Excess

Consolidated Credit Summary (Excluding Covered Loans)
Continued improvement in key credit quality
metrics:
•
Non performing loans held for sale
declined by $70 million from Q2; down
$151 million YoY
•
Non performing assets declined by $57
million from Q2; down $256 million YoY
Non-Performing Loans ($M)
OREO and NPL HFS ($M)
*
The legacy portfolio is comprised of commercial loans, construction loans and lease financings related to certain lending products exited by the Corporation as part of restructuring efforts carried out in prior years at the BPNA reportable segment.
Loans ($ M) Q3 12 Q2 12
Q3 12 v Q2
12
Q3 11
Q3 12 v Q3
11
Commercial
$9,629 $9,603 $26 $9,989 (360) $
Construction
258 250 9 253 5
Legacy *
466 510 (44) 723 (257)
Leases
538 538 0 553 (15)
Consumer
3,840 3,866 (25) 3,689 151
Mortgage
6,022 5,900 122 5,467 556
Loans HFS
337 365 (27) 369 (32)
Total Loans
$21,091 $21,030 $61 $21,043 $48
$-
$500
$1,000
$1,500
$2,000
$2,500
Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12
Commercial
Construction
Leases
Consumer Mortgage
-
34%
$168
$161
$157
$162
$176
$172
$194
$227
$252
$672
$465
$400
$260
$262
$232
$179
$109
$-
$100
$200
$300
$400
$500
$600
$700
$800
$900
Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12
OREO NPL HFS
-57%
($792M)
($472M)

Commercial & Construction NPL Inflows  ($M)
Credit Quality Overview (Excluding Covered Loans)
•
NCOs declined for the fourth consecutive
quarter to $96 million
•
NCO ratio under 2% for the second
consecutive quarter
•
Total commercial and construction NPL inflows
increased by $33 million driven by four
relationships

ALLL ($M) and ALLL-to-NCO Ratio
NCO  ($M) and NCO-to-HTM Loan  Ratio
NPL legacy portfolio and inflow included within construction and commercial loan portfolio
$109
$136
$61
$79
$77 $77
$48
$45
$42
$149
$174
$133
$116
$223
$101
$93
$65
$101
$-
$50
$100
$150
$200
$250
$300
$350
Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12
US Inflows PR Inflows
-
45%
($115M)
$139
$133
$135
$126
$108
$98
$96
2.74%
2.59%
2.64%
2.45%
2.13%
1.93%
1.87%
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12
NCO NCO%
$727
$690
$693
$690
$665
$649
$636
130%
129%
128%
137%
154%
165% 166%
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12
ALLL
ALLL/NCO

Credit Quality Overview (Excluding Covered Loans)

Provision increased slightly to $84
million
PR provision increased by $3.3
million driven by higher net
charge-offs in the commercial
loan portfolio
US provision decreased by $1.4
million
Provision ($M) and Provision-to-NCO Ratio
ALLL-to-Loans and ALLL-to-NPL Ratios
3.4% 3.4%
3.2%
3.1%
3.1%
40%
40%
40%
41%
41%
Q3 11 Q4 11 Q1 12 Q2 12 Q3 12
ALLL/Loans ALLL/NPLs
$151
$124
$83
$82
$84
111%
98%
76%
83%
87%
Q3 11 Q4 11 Q1 12 Q2 12 Q3 12
PLL PLL/NCO
Provision to net charge-off ratio
increased slightly to 87% driven
by a slight increase in the US
ALLL/Loans and ALLL/NPL ratios
remained relatively flat
PR remained flat at 98.4%

Taking actions to leverage strengths and drive value

• Premier Puerto Rico franchise
• Capital ratios well in excess of regulatory
requirements
• Additional sources of value
• Continue to reduce non-performing assets
• Continue efficiency efforts
• Repay TARP at appropriate time with least
possible dilution
• Grow assets when justified by risk profile and
returns
Actions to
Drive Value
Strengths

Appendix Appendix

P.R. Economic Overview
•
11.5% increase of real gross domestic investment in FY
2010-11 marks largest increase in more than a decade
•
Housing Stimulus: $235 million (extended through
12/31/12)
•
Public/Private Partnerships (PPPs): $2.6B Airport, $1.4
billion toll roads, $878 million schools
•
Unemployment rate for August 13.5%; lowest level since
January 2009
Average total employment is up 1.6%; 10
th
consecutive month of YoY growth
•
Hotel registration of non-residents registered highest
occupancy rates in the last few years
GDP – Composition by sector Recent Trends
•
Official forecast calls for first positive GNP growth since 2005. Forecast is +0.9% (fiscal 2012) and  +1.1% (fiscal
2013)
•
In the last several quarters, indicators such as retail and auto sales, home sales, cement sales and sales & use tax, among others show stabilization
Source: Government Development Bank of PR bgfpr.com, PR Finance
Housing Authority,  PR commissioner of  Financial Institutions
2011 GDP- $98.8B
PR Labor Market
2012 Monthly average
up until August
46.4%
13.3%
12.5%
8.6%
8.0%
6.0%
2.9%
1.7%
0.6%
Manufacturing
Finance, insurance and real
estate
Services
Government
Trade
Tourism
Transportation and other
public utilities
Construction and Mining
Agriculture
500,000 500,000
700,000 700,000
900,000 900,000
1,100,000 1,100,000
1,300,000 1,300,000
1,500,000 1,500,000
-
5.00 5.00
10.00 10.00
15.00 15.00
20.00 20.00
2002 2002 2004 2004 2006 2006 2008 2008 2010 2010 2012 2012
Employment PR
Labor Force
PR U Rate US U Rate

Who We Are – Popular, Inc.
Franchise
•
Financial services company
•
Headquartered in San Juan, Puerto Rico
•
$37 billion in assets (top 50 bank holding
company in the U.S.)
•
$24 billion in total loans
•
$26 billion in total deposits
•
279 branches serving customers in Puerto Rico,
New York, California, Florida, Illinois, U.S. Virgin
Islands, and New Jersey
•
NASDAQ ticker symbol: BPOP
•
Market Cap: $1.8 billion
Source: Company filings, SNL Financial
Note: Financial data as of September 30, 2012
1
As of September 30, 2012
Summary Corporate Structure
Assets = $36.5 bn
Popular
Mortgage,
Inc.
Popular Auto,
Inc.
Banco Popular
de Puerto Rico
Popular
Securities, Inc.
Assets = $28.0bn
Assets = $8.6 bn
Banco Popular
North America
Puerto Rico operations
Selected equity investments
(first
two under “corporate” segment and third under
PR):
Popular
Insurance, Inc.
Popular North
America, Inc.
U.S. banking operations
Transaction processing,
business processes outsourcing
48.5% stake
Adjusted EBITDA  of $79.4
million for the first 6 months of
2012
Dominican
Republic bank
19.99% stake
2011 approximate
income $100
million
PRLP 2011 Holdings
Construction and
commercial loans
vehicle
24.9% stake

1

2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Q212

POPULAR®

P.R. Franchise Value Built Over 119 Years
Category Market Position as of
Q2 2012
Market Share
as of  Q2 2012
Top Competitor
Institution/Group Share
Total Deposits (Net of Brokered) 1 38% Santander 11%
Total Loans 1 35% FirstBank 16%
Commercial & Construction Loans 1 40% FirstBank 21%
Credit Cards 1 45% MBNA 15%
Mortgage Loan Production 1 33% Scotiabank 13%
Personal Loans 1 35% FirstBank 5%
Auto Loans/Leases 3 16% Reliable 26%
Assets Under Management 3 13% UBS 47%
•
Indisputable, sustained market leadership
Market Share Trend (2002 – 2012)

Source:  Puerto Rico Office of the Commissioner of Financial Institutions & 10K reports with a 12% market share (49.78% in personal loans; market share 50%).
1
1
1
0%
10%
20%
30%
40%
50%
Total Deposits (Net of Brokered) Total Loans
Source:  Puerto Rico Office of the Commissioner
of Financial Institutions
Credit Unions:  A total of 115  credit unions were in business as of June 30, 2012, guaranteed by the (COSSEC). Total loans $4.3 billion

PR  & US Business

1
Excludes covered loans
$ in millions (Unaudited) Q3 12 Q2 12 Variance Q3 12 Q2 12 Variance
Net Interest Income $300 $298 $2 $70 $70 ($0)
Non Interest Income 114 85 29 11 15 (4)
Gross Revenues 414 383 31 81 85 (4)
Provision (non-covered) 69 66 3 14 15 (1)
Provision (covered WB) 23 38 (15) - - -
Provision for loan losses 92 104 (12) 14 15 (1)
Expenses 232 267 (35) 57 58 (1)
Tax Expense 17 (74) 91 1 1 0
Net Income $73 $86 ($13) $9 $11 ($2)
NPLs  (HTM) ¹ $1,284 $1,276 $8 $266 $286 ($20)
NPLs  (HTM + HFS) ¹ 1,387 1,453 (66) 272 288 (16)
Loan loss reserve ¹ 445 447 (2) 191 202 (11)
Assets $27,683 $27,721 ($38) $8,573 $8,644 ($71)
Loans  (HTM) 18,948 18,932 16 5,710 5,750 (40)
Loans  (HTM + HFS) 19,277 19,293 (16) 5,718 5,754 (36)
Deposits 20,351 21,304 (953) 6,029 6,175 (146)
NIM 5.11% 5.07% 0.04% 3.55% 3.57% (0.02%)
PR US

Consolidated Credit Summary (Excluding  Covered Loans)
$ in millions Q3 12 Q2 12 % Q3 11%
Loans Held to Maturity (HTM) $20,754 $20,666 $88 0.4% $20,674 $80 0.4%
Performing HFS 228 186 42 22.6% 109 119 109.2%
NPL HFS 109 179 (70) -39.1% 260 (151) -58.1%
Total Non Covered Loans 21,091 21,031 $60 0.3% 21,043 $48 0.2%
Non-performing loans (NPLs) $1,551 $1,563 ($12) -0.8% $1,732 ($182) -10.5%
Commercial $772 $768
$4
0.5% $834
($62)
-7.4%
Construction $50 $68
($18)
-26.5% $123
($73)
-59.3%
Legacy $49 $55
($6)
-10.5% $104
($55)
-52.9%
Mortgage $632 $633
($1)
-0.1% $618
$14
2.3%
Consumer $48 $40
$8
20.9% $53
($5)
-9.4%
NPLs HTM to loans HTM 7.47% 7.56% -0.1% -1.1% 8.38% -0.90% -10.8%
Net charge-offs (NCOs) $96 $98 ($2) -2.0% $135 ($39) -29.0%
Commercial $47 $40
$7
17.5% $76
($29)
-37.9%
Construction ($1) $1
($2)
NM $1
($2)
NM
Legacy $4 $5
($1)
-20.0% $9
($5)
-55.0%
Mortgage $16 $18
($2)
-11.1% $14
$2
14.3%
Consumer $30 $34
($4)
-11.8% $37
($7)
-18.9%
NCOs to average loans HTM 1.87% 1.93% -0.1% -3.1% 2.64% -0.8% -29.2%
Provision for loan losses (PLL) $84 $82 $2 2.3% $151 ($67) -44.5%
PLL to total loans HTM 1.61% 1.58% 0.0% 1.9% 2.92% -1.3% -44.9%
PLL to NCOs 0.87x 0.83x 0.04x 4.4% 1.11x -0.24x -21.9%
Allowance for loan losses (ALL) $636 $649 ($12) -1.9% $693 ($57) -8.2%
ALL to loans
(excl. LHFS)
3.07% 3.14% -0.1% -2.2% 3.35% -0.3% -8.4%
ALL to NPLs HTM 41.04% 41.50% -0.5% -1.1% 39.99% 1.1% 2.6%
Q3 12 vs Q2 12 Q3 12 vs Q3 11

Credit Ratings Update
•
Our senior unsecured ratings have been gradually improving since 2010:
Moody’s: Ba1 Negative Watch
S&P: B+ Stable Outlook
Fitch: B+ Positive Outlook
•
July 2011: S&P raised our senior unsecured rating by one notch to B+
•
December 2011: S&P raised its ratings on BPPR to BB from BB- and changed outlook to stable given revised bank criteria to Regional banks
•
January 2012:  Fitch raised BPOPs outlook to positive
•
April 2012: Moody’s placing most of the PR banks under review with the possibility of downgrades, due to the state of the Puerto Rico economy
•
As the P.R. economy stabilizes and our credit metrics improve, we should see upward pressure on the ratings

Financial Results Financial Results Third Quarter 2012 Third Quarter 2012